THE TARGET PORTFOLIO TRUST

Target International Equity Portfolio

Supplement dated October 28, 2014 to the

Currently Effective Prospectus and Statement of Additional Information (SAI)

The Board of Trustees of The Target Portfolio Trust (TPT) recently approved the replacement of Thornburg Investment Management, Inc. (Thornburg) with Lazard Asset Management LLC (Lazard) as a subadviser for a portion of the Target International Equity Portfolio (the Portfolio), effective immediately. LSV Asset Management currently serves as a subadviser for the Portfolio and will continue to serve as a subadviser for the Portfolio after the subadviser change.

To reflect this change, the Prospectus and SAI are revised as follows, effective immediately:

I.	All references to Thornburg are hereby deleted from the Prospectus and SAI.

II.	The following language is added to the section of the Prospectus entitled Summary: Target International Equity Portfolio/Investments, Risks and Performance/The Portfolio’s Past Performance:

The total return for Class T shares from January 1, 2014 to September 30, 2014 was -3.17%.

III.	The following table replaces the table in the section of the Prospectus entitled Summary: Target International Equity Portfolio/Management of the Portfolio:

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner & Portfolio Manager	April 2005
		Menno Vermeulen, CFA	Partner & Portfolio Manager	April 2005
		Puneet Mansharamani, CFA	Partner & Portfolio Manager	January 2006
		Greg Sleight	Partner & Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner & Portfolio Manager	July 2014
	Lazard Asset Management LLC	Michael G. Fry	Managing Director & Portfolio Manager/Analyst	October 2014
		Michael A. Bennett	Managing Director & Portfolio Manager/Analyst	October 2014
		Kevin J. Matthews	Director & Portfolio Manager/Analyst	October 2014
		Michael Powers	Managing Director & Portfolio Manager/Analyst	October 2014
		John R. Reinsberg	Deputy Chairman, International and Global Strategies	October 2014

IV.	The section of the Prospectus entitled How the Trust is Managed/Investment Subadvisers/International Equity Portfolio is hereby revised by removing all references and information pertaining to Thornburg and substituting the following information set forth below:

LSV Asset Management (LSV) and Lazard Asset Management LLC (Lazard) are the subadvisers for the International Equity Portfolio.

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of June 30, 2014, Lazard had over $184 billion in assets under management. Lazard’s address is 30 Rockefeller Plaza, New York, New York 10112-6300. Lazard has served as a subadviser to the Portfolio since October 2014.

V.	The following replaces the section of the Prospectus entitled How the Trust is Managed/Portfolio Managers/International Equity Portfolio/Thornburg:

Lazard

Michael G. Fry is a Portfolio Manager/Analyst on various global and international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international and global equity teams. He also coordinates the activities of Lazard Asset Management's Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with GE Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.

Kevin Matthews is a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad's College, Durham University.

Michael Powers is a Portfolio Manager/Analyst on various International and Global Equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm's international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and a Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is a member of the University of Pennsylvania School of Arts and Sciences Board of Overseers, the University of Pennsylvania Huntsman Program Advisory Board, the Board of Directors of the Alliance for Cancer Gene Therapy, and a trustee of the NPR Foundation, as well as a member of the Board of Directors of the US Institute (Institutional Investor).

VI.	The table in Part I of the SAI entitled Subadvisory Arrangements/Subadvisers and Subadvisory Fee Rates is hereby revised by removing all references and information pertaining to Thornburg and substituting the following information set forth below:

Subadvisers and Subadvisory Fee Rates
Portfolio Name	Subadviser	Fee Rate*
Target International Equity Portfolio	Lazard Asset Management LLC	0.35% on the first $300 million; 0.30% over $300 million

* For purposes of the subadvisory fee calculation, the assets managed by Lazard in the Target International Equity Portfolio will be aggregated with assets in any other retail and insurance fund portfolios that are subadvised by Lazard, managed by PI and/or AST Investment Services, Inc., and have substantially the same international investment strategy (including AST International Value Portfolio and PSF SP International Value Portfolio).

VII.	The table in Part I of the SAI entitled Additional Information about Portfolio Managers-Other Accounts and Ownership of Fund Securities/International Equity is hereby revised by removing all references and information pertaining to Thornburg and adding the following information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Lazard Asset Management LLC	Michael G. Fry	8/$5,295,035,451 1/$3,379,096,530	4/$966,061,270	178/$12,433,372,823 1/$99,756,444	None
	Michael A. Bennett	11/$10,728,927,861 1/$3,379,096,530	6/$1,418,753,288	226/$19,020,464,218 1/$99,756,444	None
	Kevin J. Matthews	8/$5,295,035,451 1/$3,379,096,530	4/$966,061,270	178/$12,433,372,823 1/$99,756,444	None
	Michael Powers	8/$5,295,035,451 1/$3,379,096,530	4/$ 966,061,270	178/$12,433,372,823 1/$99,756,444	None
	John R. Reinsberg	10/$7,333,440,925	5/$776,727,464	76/ $12,950,696,208 1/$99,756,444	None

Information above is as of September 30, 2014.

VIII.	In Part I of the SAI, in the section entitled Additional Information about Portfolio Managers-Compensation and Conflicts of Interest, the existing discussion pertaining to Thornburg is hereby deleted, and the following new discussion pertaining to Lazard is hereby added to the section:

COMPENSATION. Lazard Asset Management LLC (Lazard) compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

•	Performance relative to benchmark. For the Target International Equity Fund, the benchmark is the MSCI EAFE Index.
•	Performance relative to applicable peer group
•	Absolute return
•	Assets under management

The qualitative compensation factors include:

•	Leadership
•	Mentoring
•	Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Our people are our single most valuable resource and we dedicate significant energy to ensuring we attract, develop, and retain the best available talent to the benefit of our clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

CONFLICTS OF INTEREST. As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Please see Lazard Asset Management’s Form ADV Part 2A, which is available on the SEC website, for a more detailed description of Lazard’s business relationships.

IX. In Part II of the SAI, in the section entitled Appendix I: Proxy Voting Policies of the Subadvisers, the existing discussion pertaining to Thornburg is hereby deleted, and the following new discussion pertaining to Lazard is hereby added to the section:

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policies and Procedures

Policy:

As a fiduciary, Lazard Asset Management LLC (“LAM”) is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long- term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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